UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2007

DOVER DOWNS GAMING & ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-16791

Delaware	51-0414140
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway, Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (302) 674-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

At its regularly scheduled meeting held on January 3, 2007, the following resolutions were adopted by the Compensation and Stock Incentive Committee of the Board of Directors of the registrant:

“RESOLVED, that the following salary changes are being made for executive officers of the Company for fiscal year 2007 and shall be effective January 1, 2007:

Executive Officer	Title	Annual Salary

Edward J. Sutor	Executive Vice President	$250,000
Timothy R. Horne	Senior Vice President-Finance, Treasurer & CFO	$225,000
Klaus M. Belohoubek	Senior Vice President-General Counsel & Secretary	$175,000

RESOLVED, that the determination of a discretionary annual incentive for the Executive Vice President for fiscal year ending 2007 will be dependent upon an overall favorable evaluation of the Executive Vice President’s performance and be calculated as one percent of the year over year increase in the Company’s pre-tax earnings, as determined by this Committee in its sole discretion.

RESOLVED, that the following bonuses shall be paid to Executive Officers of the Company for their performance in 2006:

Executive Officer	Title	Bonus

Edward J. Sutor	Executive Vice President

One percent of the increase in the Company’s pre-tax earnings for fiscal year ended 2006 over fiscal year ended 2005 as determined by the Company’s Chief Financial Officer promptly after the release of the Company’s earnings.

Timothy R. Horne	Senior Vice President-Finance, Treasurer & CFO	$65,000

Klaus M. Belohoubek	Senior Vice President-General Counsel & Secretary	$40,000

RESOLVED, that, effective as of January 1, 2007, the salary for the Chief Executive Officer of the Company shall remain $250,000 per annum and the determination of a discretionary annual incentive for fiscal year ending 2007 will be dependent upon an overall favorable evaluation of the Chief Executive Officer’s performance and be calculated as five percent of the year over year increase in the Company’s pre-tax earnings less $100,000, as determined by this Committee in its sole discretion.

FURTHER RESOLVED, that the Chief Executive Officer shall be paid a bonus for his performance in 2006 calculated as five percent of the increase in the Company’s pre-tax earnings for fiscal year ended 2006 over fiscal year ended 2005 less $100,000 as determined by the Company’s Chief Financial Officer promptly after the release of the Company’s earnings.

RESOLVED, that a special discretionary incentive for fiscal year 2007 recommended by the Executive Committee for the Company’s four Section 16(b) executive officers and for three additional officers of a subsidiary of the Company, pursuant to which each may be entitled to receive a cash incentive up to $15,000 based upon the attainment by the Company of certain financial metrics, is hereby adopted and approved.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Downs Gaming & Entertainment, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated:    January 8, 2007